Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2004


                                                                     State/Country of
Name                                                                   Incorporation
----                                                                   -------------

Baldwin Enterprises, Inc.                                                Colorado
NSAC, Inc.                                                               Colorado
RRP, Inc.                                                                Colorado
AIC Financial Corporation                                                Delaware
American Investment Company                                              Delaware
Baldwin-CIS L.L.C.                                                       Delaware
BELLPET, Inc.                                                            Delaware
Burnham Developer, LLC                                                   Delaware
Cannon & Associates, LLC                                                 Delaware
CG Austria, Inc.                                                         Delaware
Critical Connections, Inc.                                               Delaware
Conwed Corporation                                                       Delaware
FTV Communications, LLC                                                  Delaware
Hawaii Ventures, LLC                                                     Delaware
HWB 2507 Kalakaua, LLC                                                   Delaware
L-Credit, LLC                                                            Delaware
Lake Charles Corp.                                                       Delaware
Lake Charles Cogeneration LLC                                            Delaware
Leucadia Aviation, Inc.                                                  Delaware
Leucadia Cellars, Ltd.                                                   Delaware
Leucadia-Eagle Corporation                                               Delaware
Leucadia Property Holdings, Ltd.                                         Delaware
Leucadia Symphony, Ltd.                                                  Delaware
LNC Investments, LLC                                                     Delaware
LR Credit, LLC                                                           Delaware
LR Credit 1, LLC                                                         Delaware
LR Credit 2, LLC                                                         Delaware
LR Credit 3, LLC                                                         Delaware
LR Credit 4, LLC                                                         Delaware
LR Credit 5, LLC                                                         Delaware
LR Credit 6, LLC                                                         Delaware
LR Credit 7, LLC                                                         Delaware
LUK-A3D, LLC                                                             Delaware
LUK-Acquisition III, LLC                                                 Delaware
LUK-Asia LLC                                                             Delaware
LUK Broadcasting, LLC                                                    Delaware
LUK-HY Fund, LLC                                                         Delaware
LUK-Israel LLC                                                           Delaware
LUK-MB Corp.                                                             Delaware
LUK-MB1, LLC                                                             Delaware
LUK-Myrtle Beach, LLC                                                    Delaware
LUK-Shop, LLC                                                            Delaware
LUK-Symphony, LLC                                                        Delaware
LUK-Symphony Management, LLC                                             Delaware
LUK-TTP, LLC                                                             Delaware
LUK-Visible, LLC                                                         Delaware
Lympus, LLC                                                              Delaware
MK Resources Company                                                     Delaware
Nead Corporation                                                         Delaware
Neward Corporation                                                       Delaware
Rastin Investing Corp.                                                   Delaware
Rehab Works, LLC                                                         Delaware
Square 711 Developer, LLC                                                Delaware
Stillwater Holdings, LLC                                                 Delaware

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2004

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

                                                                     State/Country of
Name                                                                   Incorporation
----                                                                   -------------

Symphony Health Services, Inc.                                           Delaware
Symphony Health Services, LLC                                            Delaware
Symphony Respiratory Services, Inc.                                      Delaware
Symphony Respiratory Services, LLC                                       Delaware
Symphony Staffing Services, LLC                                          Delaware
Terra Thermal Power, LLC                                                 Delaware
VTA Management Services, LLC                                             Delaware
Vyvx, LLC                                                                Delaware
WCS Communications Systems, Inc.                                         Delaware
WilTel Aircraft Leasing, LLC                                             Delaware
WilTel Communications Managed Services of California, Inc.               Delaware
WilTel Communications Procurement, L.L.C.                                Delaware
WilTel Communications Procurement, LP                                    Delaware
WilTel Communications, LLC                                               Delaware
WilTel Local Network, LLC                                                Delaware
WilTel Technology Center, LLC                                            Delaware
Draper Lake, LLC                                                         Florida
LUK-Draper, Inc.                                                         Florida
Rosemary Beach Cottage Rental Company                                    Florida
Rosemary Beach Land Company                                              Florida
Rosemary Beach Realty, Inc.                                              Florida
College Life Development Corporation                                     Indiana
Professional Data Management, Inc.                                       Indiana
TTP Corporation                                                          Nevada
WilTel Communications Group, Inc.                                        Nevada
Empire Insurance Company                                                 New York
Leucadia, Inc.                                                           New York
Leucadia Investors, Inc.                                                 New York
LUK-REN, Inc.                                                            New York
HWB Ventures, Inc.                                                       New York
PLRC, Inc.                                                               New York
Phlcorp, Inc.                                                            Pennsylvania
Pine Ridge Winery, LLC                                                   Texas
American Investment Bank, N.A.                                           United States
Aviation Leasing Company, LLC                                            Utah
Baxter Investment Company, LLC                                           Utah
Leucadia Financial Corporation                                           Utah
Leucadia International Corporation                                       Utah
Leucadia Properties, Inc.                                                Utah
Silver Mountain Industries, Inc.                                         Utah
Telluride Properties Acquisition, Inc.                                   Utah
Terracor II                                                              Utah
WilTel Communications of Virginia, Inc.                                  Virginia
WMAC Investment Corporation                                              Wisconsin
Canadian International Power Company Limited                             Wyoming
WilTel Communications Australia Pty. Limited                             Australia
WilTel Communications Pty. Limited                                       Australia
Williams Communications Participations Holdings GmbH                     Austria
Williams Communications Participations GmbH                              Austria
LUK-Japan Ltd.                                                           British Virgin Islands
WilTel Communications (Cayman) Holdings Ltd.                             Cayman Islands
WilTel Communications (Cayman) Limited                                   Cayman Islands
WilTel International Telecom (Chile) Limited                             Cayman Islands
Williams Comunicaciones Chile Limitada                                   Chile


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LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2004


                                                                     State/Country of
Name                                                                   Incorporation
----                                                                   -------------

WilTel Communications (Hong Kong) Limited                                Hong Kong
WillTel Communications K.K.                                              Japan
LUK Jersey (Holding) Limited                                             Jersey
LUK (Jersey) Limited                                                     Jersey
MK Gold de Mexico, S.R.L. de.  C.V.                                      Mexico
MK Gold Exploration B.V.                                                 Netherlands
WilTel Communications Network, Inc.                                      New Brunswick, Canada
Cobre Las Cruces, S.A.                                                   Spain
Iberia Exploraciones, S.A.                                               Spain
Next Venue Europe, Ltd.                                                  United Kingdom
Vyvx International Ltd.                                                  United Kingdom
Williams Communications Group, Ltd.                                      United Kingdom
WilTel Communications UK Limited                                         United Kingdom


Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2004.